BPZ Energy

Developing Energy - Providing Opportunities



October 2014

Cautionary Statements

BPZ Energy
Developing Energy - Providing Opportunities

Cautionary Note Regarding Forward Looking Statements
This Presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," prospects," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Cautionary Statement to U.S. Investors
The U.S. Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation, such as "indicates," "potential," "prospects" and "prospective" resources, which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. In addition, estimates of probable and possible reserves are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered.

Cautionary Statement Regarding Certain Information Releases
The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil , BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

Table of Contents

Investment Highlights

BPZ Energy
Developing Energy - Providing Opportunities

Well Positioned Offshore Acreage with Established Partner Plus Onshore Acreage

- 14 gross producing wells[(1)] from Block Z-1 with current production from two fields
- ~1.9 million net acres in multiple plays with multiple prospects
- Oil production growing due to development drilling in the Corvina and Albacora fields
- Block Z-1 Partner – Pacific Rubiales – ~$5+ Billion Market Cap[(2)] – 49% working interest

Attractive Oil-levered Assets Across Multiple Productive Plays

- Proved PV-10 of $791.6 million and Proved Reserves of 16.1 MMBo[(3)]
- PDP PV-10 of $159.3 million and 3.2 MMBo PDP Reserves [(3)]
- 100% oil reserves

Significant Development Drilling Inventory

- At December 31, 2013, Block Z-1 PUD Inventory of 21 locations. 7 have been drilled and completed in 2014
- Expected to commence drilling at Delfin field in first half of 2015
- 1,600 sq. kilometers of 3D seismic data at Block Z-1

Growing Production Profile and Improving Cash Flow and Cost Position

- Corvina and Albacora production at approximately 5,000 gross Bopd (2,550 net)[(1)]
- Production increased ~78% from first half of 2013 to first half of 2014
- LOE declined from $56/Bbl to $27/Bbl from first half of 2013 to first half of 2014
- First half 2014 EBITDAX of $21 million vs. first half 2013 EBITDAX of a negative $4 million[(4)]

Highly Experienced Management Team

- Proven track record of strong technical skill set
- Vast experience in international operations
- Team has cohesively operated in Peru for ~16 years
- Executive management averages experience of 25+ years

(1) Based upon operational update released September 22, 2014.
(2) As of September 25, 2014
(3) Netherland, Sewell & Associates, Inc. Reserve Report as of Dec. 31, 2013. PV-10 is a non-GAAP measure. See Appendix for PV-10 reconciliation.
(4) EBITDAX is a non-GAAP measure. See Appendix for EBITDAX reconciliation.
Source: Company presentations and SEC filings

Senior Management Overview

BPZ Energy
Developing Energy - Providing Opportunities

Manuel Pablo Zúñiga Pflücker
President & Chief Executive Officer

- Over 25 years industry experience directly related to Latin America
- Has served as President and Director since 2004 and CEO since 2005
- Formerly served as President of the technical consulting firm, BPZ & Associates, Inc., before the Company became publicly traded
- 4th generation oil and gas man

Richard S. Menniti
Chief Financial Officer

- Over 30 years industry experience
- Previously served as Treasurer of Shell Oil Company and as Vice President & Corporate Controller of the Shell / Bechtel venture Intergen, an independent gas and power company
- Certified Public Accountant, Certified Management Accountant and Certified Treasury Professional

Durkin Ledgard
Chief Legal, Commercial & Administrative Officer

- Over 25 years experience in the marine transportation industry
- Previously a Partner of Eastham, Watson, Dale & Forney, LLP and Assistant Counsel in the Office of the General Counsel for the Department of the Navy
- Serves as the Company's Corporate Secretary

Gonzalo Ruiz
Vice President of Operations

- Over 30 years industry experience
- Spent over 25 years at OXY where he served in various roles, most recently as VP and General Manager of Bolivian Operations
- Held operational leadership roles in Ecuador, Colombia, Syria, Oman, Yemen, China and Bangladesh

Company Overview

Manolo Zúñiga, President & CEO

Company Overview

Overview

- BPZ, founded in 2007, is an E&P company operating in Peru and Ecuador and first discovered oil in the Corvina field
- Four blocks in NW Peru and one in SW Ecuador, with favorable fiscal regimes and royalty structures
- Total Block Z-1 net Proved Reserves of 16.1 MMBo, with PV-10 of $791.6 million
- $52 million worth of 1,600 sq. km. of 3D seismic acquired and processed at Block Z-1
- BPZ (51%) and Pacific Rubiales (49%) JV at Block Z-1 facilitates its development and future exploration
- Oil production and operating cash flow growth via development drilling at Corvina and Albacora fields


SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
Los Organos
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
COLOMBIA
ECUADOR
BRAZIL
PERU
BOLIVIA
PACIFIC OCEAN
CHILE

Reserves Summary

Proved PV-10 by Category ($MM)


PDP
$159.3
20%
PUD
$632.3
80%

- $791.6 million Proved PV-10

Proved Reserves by Category (MMBo)


PDP
3.2 MMBo
20%
PUD
12.9 MMBo
80%

- Total 1P reserves: 16.1 MMBo

Proved Reserves by Field (MMBo)


Albacora
3.4
MMBo
21%
Corvina
12.7
MMBo
79%

Total Reserves (MMBo)


Possible
18.0
MMBo
29%
Proved
16.1
MMBo
26%
Probable
27.2
MMBo
45%

- Total 1P reserves: 16.1 MMBo
- Total 2P reserves: 43.3 MMBo
- Total 3P reserves: 61.3 MMBo

3P Reserves by Hydrocarbon


Oil
100%

Note: Based on 3/4/14 NSAI reserve report as of 12/31/13 using SEC realized pricing of $105.32/Bbl of oil. See Appendix for PV-10 reconciliation.

Summary of Joint Venture

Partner Overview

- Pacific Rubiales Energy Corp. (TSX:PRE) ("PRE")
- Publicly listed on Toronto and Colombian stock exchanges with market cap of $5+ billion(1)
- Largest independent E&P company in Colombia
- Holds oil and gas interests spanning Latin America, with majority in Colombia
- Targets growth mainly through the drillbit; acquisitions where strategic and value creative
- PRE has a strong history of production growth with ~59% CAGR over last 5 years
- Strong technical and operational team
- Current PRE production is 149 net Mboepd(2)

Joint Venture Summary

- On April 27, 2012, BPZ formed an unincorporated joint venture to develop offshore Block Z-1 in Peru
- PRE agreed to pay $150.0 million for a 49% participating interest, including reserves, in Block Z-1 and to fund $185.0 million carry
- Carry of $45.6 million at June 30, 2014
- BPZ remains the operator of record
- JV operates under joint operating committee which reviews technical and geological decisions to approve work programs and budgets

(1) As of September 25, 2014
(2) Based on PRE press release as of June 30, 2014.

Offshore Assets

Block Z-1

- Southern end of the Gulf of Guayaquil in northwest Peru
- Focused on five structures / fields within the Block – two have been the core focus
  - Albacora } Main Producing Assets
  - Corvina } Main Producing Assets
  - Delfin, Piedra Redonda and Raya
- Delfin tested oil and Piedra Redonda tested gas by previous operators
- Two producing fields– Albacora and Corvina
  - Core strategy to develop and increase production in these two fields by converting PUDs to PDPs
- 1,600 square kilometers of 3D seismic, acquired for $52 million, has confirmed area's prospectivity
- Received permits for drilling Delfin, Piedra Redonda and Raya


ECUADOR
PERU
ALBACORA
BLOCK
Z-1
Huaquillas
Zarumilla
TUMBES
Pacific
Ocean
BARRACUDA
EAST CORVINA
RAYA
WEST CORVINA
DELFIN
H
Zorritos
Acapulco
PIEDRA REDONDA
Punta Sal
LEGEND
3D ACQUIRED SEISMIC AREA
OIL FIELD
OIL PROSPECT
GAS PROSPECT
PROSPECT
LEAD
PLATFORM
BATHYMETRY IN METERS

Current Oil Production

- Recent production of approximately 5,000 gross Bopd (2,550 net)(1)
  - Production coming from 14 gross wells
  - Albacora production of 1,850 gross Bopd (944 net)
  - CX-15 production of 1,800 gross Bopd (918 net)
  - CX-11 production of 1,350 gross Bopd (689 net)

(1) Based upon operational update released September 22, 2014.

Corvina Oil Development

Overview

- Located offshore in shallow waters of Tumbes Basin
- BPZ discovered the Corvina oil field in March 2007
- Began producing and selling oil from CX-11 platform in late 2007
- CX-15 platform is the first buoyant platform of its kind in the world
- Focused on proved undeveloped area
- Field area ~2,000 gross (~1,000 net) acres


Structure Map at Top of Zorritos Unconformity
CX-11
1D
7D
2D
5D
10D
8D
4D
3D
CX-15
6D
Untested Fault Block
CX11 WELLS
CX15 WELLS
PLATFORM

Recent Developments

- CX15-7D completed and averaging 640 gross Bopd (326 net)[1]
- CX15-10D recently spud[1]
- 12 more gross PUDs to be drilled and completed, of which 1 more gross well is targeted for 2014[2]
- 5 wells have produced over 1 MMbo gross cumulative production [3]

Operational Overview

- 10 gross producing wells [1]
- Gross production of 3,150 Bopd[1] (1,607 net)
- Two interconnected platforms
  - CX-11 producing platform connected to CX-15
  - CX-15 buoyant tower and drilling and production platform

(1) Based upon operational update released September 22, 2014.
(2) Calculation includes recently spud CX-10D well.
(3) BPZ estimates.

Albacora Oil Development

Overview

- Located in northern portion of the Z-1 block
- The Albacora A platform was originally set by previous operator, Tenneco, and completely refurbished by BPZ
- Focused on drilling PUDs in this area
- Goal to move P2 reserves to proved reserves
- 3D seismic data program completed and drilling program resumed in late 2013
- Field area ~2,240 gross (1,140 net) acres


Elevation
A-20D
A-12E
B-X-5
B-X-2
A-27D
A-22D
A-13E
A-9G
B-X-4
PLATFORM
-10500
Albacora Platform
Belco-Tenneco Wells
Recent Wells
Future Wells
1:15000

Recent Developments

- Completed A-26D and recently produced gross production of 510 Bopd (260 net) [1]
- A-18D well online with production results to come in October
- 1 more PUD well budgeted for 2014
- A-14XD well has exceeded 1 MMbo of gross cumulative production [2]

Operational Overview

- Currently 4 gross producing wells[1]
- Current gross production of 1,850 Bopd (943 net)[1]
- One drilling and producing platform

(1) Based upon operational update released September 22, 2014.
(2) BPZ estimates.

Near Term Areas of Operation - Offshore

BPZ Energy
Developing Energy - Providing Opportunities

Delfin

- Area tested light oil by previous operator
- Area 2.0x larger than Corvina
- Targeting oil in the Zorritos formation
- 2015 installation of a basic drilling platform to drill appraisal wells – if successful, will tie back production to CX-15

Piedra Redonda

- Belco discovered gas in the late 1970s and early 1980s
- Continue assessing potential
- 3D seismic indicates potential oil below the Mancora formation in the Eocene-age sandstone

Raya

- Northwest of Delfin
- Structure appears 2.2x larger than Delfin
- Exploration prospect which the new 3D seismic data shows could be geologically similar to Corvina
- Targeting oil in the Zorritos formation

Planning to Drill Delfin Next Year

- Drilling permit already in hand
- Tenneco's 39-X-1 well tested oil
- Prospective area is ~ 4,000 gross (~2,000 net) acres
- Delfin platform to be ~4 miles from CX-15



OIL AREA
CX11
Corvina
CX15
39-X-1
B-17
POTENTIAL OIL AREA
Delfin
NEW PLATFORM
CX11 WELLS
CX15 WELLS
PLATFORMS
DELFIN
Elevation depth [ft]
1:30000
Structure Map at the Top of the Zorritos Unconformity

Onshore Assets

Block XIX

- Tumbes Basin of Oligocene-Neogene age and adjacent to Block Z-1
- Recently obtained environmental permit for additional seismic work

Block XXIII

- Three shallow exploration wells drilled in 2014:
  - Caracol 1X tested gas in the Mancora and Zorritos formations
  - Cardo 2X and Piedra Candela 3X tested gas in the Mancora formation

Block XXII

- Cretaceous age conventional and unconventional plays
- Adjacent operator producing oil from Redondo and Muerto formations
- Expect to drill in 2015
- 2D seismic survey completed in 2011, three prospects and one lead identified
- Expect to conduct additional 2D seismic program as confirmation of potential drilling locations


PERU
BLOCK Z-1
BLOCK XIX
BLOCK XXIII
PERU ECUADOR
ECUADOR PERU
TALARA (Refinery)
BLOCK XXII
SULLANA

Santa Elena, Ecuador Overview

BPZ Energy
Developing Energy - Providing Opportunities

Overview

- Owned through subsidiary, SMC Ecuador Inc.
- 10% non-operated net profits interest in producing property, Block 2
- 296,500 developed acres with ~2,900 mainly shallow wells with 1,300 gross Bopd
- Operating agreement extended from May 2016 to December 2029
- Additional work commitments to increase production in the field
- BPZ's remaining commitment is $3.8 million
- Commitment expected to be funded with internal cash flows from this field



PUERTO LOPEZ
PAJAN
COLIMES
SANTA LUCIA
1 PACOA
PEDRO CARBO
ISIDRO AYORA
DAULE
LOMAS DE SARGENTILLO
NARCISA DE JESUS (NOBOL)
GUAYAS
SANTA ELENA
SALINAS
SANTA ELENA
2
5 RODEO
PACIFPETROL
GUSTAVO GALINDO
4
PUNA
Pacific
Ocean

Business Strategies

Manolo Zúñiga, President & CEO

Business Strategy

BPZ Energy
Developing Energy - Providing Opportunities

BPZ Energy
Developing Energy - Providing Opportunities

Continue Drilling Development and Production of Block Z-1	Further Resource and Reserve Growth - Onshore and Offshore	Focus Towards Cost Reduction and Drilling Optimization	Identify Partners for Joint Venture Opportunities
▪ Focus on Corvina PUD development ▪ Optimize current oil production ▪ Significant production increase ▪ Appraise deep oil potential in Albacora	▪ Convert PUDs to PDPs - and P2s and P3s to PUDs ▪ Delfin drilling – oil potential ▪ Piedra Redonda preparation – oil and multi-TCF gas potential ▪ Onshore drilling, testing and analyzing seismic data for prospects	▪ Continue to improve Company cost profile ▪ LOE reduction ▪ Drilling optimization ▪ Capital discipline ▪ Reduction of drilling and completion time	▪ Develop partnership for Gas-to-Power project ▪ Seek partners for onshore operations ▪ Joint venture marine company ▪ Possible additional sources of liquidity

Block Z-1 Development Plan

BPZ Energy
Developing Energy - Providing Opportunities

2014	2015

2014

- Corvina:
  - CX15-10D recently spud
  - Drill one more PUD well
  - Possibly start a seventh well
- Albacora:
  - A-18D well recently sidetracked and completion underway
  - Drill another PUD well
  - Possibly start a fifth well
- Gas lift program to optimize production
- Prepare for Delfin and Piedra Redonda, continue assessing Raya

2015

- Continue development of Corvina and Albacora
- Drill and develop Delfin
- Proceed with Piedra Redonda
- Prepare for Raya
- Expand infrastructure

Continue and Accelerate Development and Production of Block Z-1

Source: Company SEC filings and press releases.

Reserve Growth Onshore and Offshore

BPZ Energy
Developing Energy - Providing Opportunities

Grow Oil and Gas Reserves

Conversion Plan

- Gross PUD locations of 21 at year end 2013
  - 17 at Corvina
  - 4 at Albacora
- Corvina – 4 locations drilled in 2014 to date, CX15-10D underway and 1 remains to be drilled in 2014
- Albacora – 3 locations drilled in 2014 to date, 1 remains to be drilled in 2014
- Continue Corvina and Albacora conversion with 2015 drilling program

Growth Plan

- Convert Corvina and Albacora PUDs to PDPs
- Step-out conversions – convert Probables to PUDs and Possibles to Probables
- Commence drilling in the Delfin field
- Determine strategy for exploiting identified gas

PUD Conversion Overview

BPZ Energy
Developing Energy - Providing Opportunities

2012

- 22 PUD locations at year end
  - 18 in Corvina
  - 4 in Albacora
- 14.3 MMbo PUDs at year end
- $60.2 million invested in PUD development

2013

- 21 PUD locations at year end
  - 17 in Corvina
  - 4 in Albacora
- 12.9 MMbo PUDs at year end
- $70.6 million invested in PUD development
- 0.8 MMbo converted to proved developed

2014

- 7 PUD locations drilled and completed to date
  - 4 in Corvina
  - 3 in Albacora
- Additional 3 expected to be drilled and completed by year end
  - 2 in Corvina
  - 1 in Albacora
- 10 wells expected to be converted to proved developed

Next Step

- Continue drilling PUD locations
- Expected to commence drilling in the Delfin field

100% PUD conversion rate, 7 wells potentially converted since 2013 to date

Source: Company SEC filings and press releases.

Production Growth and Cost Reduction Underway

BPZ Energy
Developing Energy - Providing Opportunities



BLOCK Z-1: Average Quarterly Gross Production (BOPD)
First Half 2014 LOE $27/ bbl
vs.
First Half 2013 LOE $56/ bbl
4 New Wells Plan to be Completed by Year-end 2014(1)
1-Year CAGR: 90%
6,000
5,000
4,000
3,000
2,000
1,000
–
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

(1) Includes A-18ST, A-27D, CX15-10D and CX15-11D.
LOE = Lease operating expense
Data as of June 30, 2014

Identify Partners for Joint Venture Opportunities

BPZ Energy
Developing Energy - Providing Opportunities

Gas-to-Power Project

- Evaluating potential partners or JVs for a Gas-to-Power project
  - 10 miles of pipeline from CX-11 to shore
  - Processing plant and electric generation plant
  - Approximately 135 megawatt ("MW") simple cycle electric generating plant
- The power generation facility may be wholly or partially owned by BPZ or a third party
- Project is planned to generate revenue by creating market for shut-in gas in the Corvina field and other gas discoveries
- Partially permitted, additional permits needed for full operation potential
- BPZ would consider a potential sale of the gas-to-power assets
- Two gas wells already completed in Corvina – CX11-16X and CX11-14D

Onshore Assets

- Data room opened and accessed by several parties
- Indications of preliminary interest from various potential partners

Marine Assets

- Three deck barges and single hull tank barge and single hull FPSO (both currently out of operation)
- Considering alternatives for monetizing the marine assets as not primary focus of business
- All three deck barges are operated by COSMOS Agencia Maritima S.A.C.

Why Peru?

BPZ Energy
Developing Energy - Providing Opportunities

- Recent macroeconomic policies have made the country one of the fastest growing economies amongst its peers
  - Central Bank expects economic growth of ~6% for 2014, strongly supported by domestic mineral production
  - Average GDP growth rate of 6.4% between 2002 and 2012 – growth was 5% in 2013
  - Increase of more than 50% in Peru's per capita income during this decade, after almost 30 years of stagnation
  - Low inflation – 2.9% for 2013
- Oil and gas exploitation considered one of the main economic activities with the Camisea gas project allowing Peru to become a net exporter of hydrocarbons, however, Crude oil consumption outpaces Crude oil production
- Maintain investment grade – S&P, Fitch, and Moody's
- As of December 31, 2013, Peru had a country risk of 162 base points, ranking second-lowest in Latin America – regional average is 393 base points
- Foreign investors protected from bilateral conventions such as the Overseas Private Investment Corporation (OPIC) and the Multilateral Investment Guaranty Agency (MIGA)

10-Yr Average Crude Oil Production vs. Consumption



Crude Oil Production (Mbopd)
Oil Consumption (Mbopd)
Crude Oil Production (Mbopd)
Crude Oil Consumption (Mbopd)
200
175
150
125
100
75
50
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Real GDP Outlook



Real GDP in US$ Billions
$350
$300
$250
$200
$150
$100
$50
$-
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E

Source: EIA, the World Bank and Ernst & Young: Peru's Oil & Gas Investment Guide 2014 / 2015

Financial Overview

Rick Menniti, Chief Financial Officer

Financial Summary

($USD in millions)

Revenue ($MM)



$80
$70
$60
$50
$40
$30
$20
$10
$-
Effect of PRE JV
$63 (1)
$51
$70
2012
2013
LTM (2)

EBITDAX ($MM)



$25
$20
$15
$10
$5
$-
$(5)
$22
Effect of PRE JV
$5 (1)
($3)
2012
2013
LTM (2)

Capital Expenditures ($MM)



$120
$100
$80
$60
$40
$20
$-
$113
Effect of PRE JV
$93
$81
$66
$54
$42 (1)
$41
$27
$32
$13
2012
2013
LTM (2)
2014 Guidance
Denotes PRE carry used

Avg. Net Daily Production (Bopd)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
4,080
Effect of PRE JV
2,550
1,970
1,693 (3)
1,408
2012
2013
LTM (2)
Current (4)
2014 Year End Guidance (5)

(1) Implied Net Revenue, EBITDAX and CapEx adjusted for JV.
(2) As of 6/30/2014
(3) Gross production of 3,320 adjusted for 51% carryout.
(4) Based upon operational update released September 22, 2014.
(5) Gross 8,000 Bopd stated in Company 8K filed August 19, 2014, shown on a net basis at 51%.

Revised 2014 Budget

BPZ Energy
Developing Energy - Providing Opportunities

($USD in millions)

Offshore Block Z-1 (51% BPZ)	
Corvina CX-15 development drilling (6 wells)	$40
Albacora drilling (4 wells plus 18D sidetrack)	$36
Projects & engineering	$17
Total BPZ Net Offshore	$93
Onshore Blocks XXIII, XXII and XIX (100% BPZ)	
Block XXIII (3 wells plus testing)	$13
Permitting, engineering and other	$7
Total Onshore	$20

NOTES: Revised as of June 19, 2014

Offshore: Excludes capitalized interest. $81 million left under Carry Agreement with Pacific Rubiales at end of 2013. Drilling of additional Albacora wells in 2014 subject to ongoing review of drilling campaign results. Necessary permits now received for Delfin, Piedra Redonda and Raya prospects which have been remapped with 3D seismic. Associated exploration plans and budgets are under development with plans to drill Delfin in 2015. Block Z-1 capital plan is subject to review and approval by the partners under Joint Operating Agreement.

Onshore: Excludes capitalized interest. Three-well shallow drilling campaign at Block XXIII.

Historical Pricing and Market for Oil

BPZ Energy
Developing Energy - Providing Opportunities

BPZ Price to Brent Differential



$130
$125
$120
$115
$110
$105
$100
$95
$90
$85
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Brent
BPZ

	Brent	BPZ After Royalties	% Discount After Royalties
Last Month (as of 6/30/2014)	$112.49	$101.88	(9.4%)
Last 3 Months	110.04	100.63	(8.6%)
Last 6 Months	109.09	99.77	(8.5%)
Last 12 Months (as of 12/31/2013)	109.49	100.28	(8.4%)
Last 3 Years	110.60	101.70	(8.0%)

Conclusion

BPZ Energy
Developing Energy - Providing Opportunities

Well Positioned Offshore Acreage with Established Partner and Onshore Acreage

Attractive Oil-levered Assets Across Multiple Productive Plays

Significant Development Drilling Inventory

Growing Production Profile and Improving Cash Flow and Cost Position

Highly Experienced Management Team

Appendix

Appendix – Reconciliations to Non-GAAP Measures

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of EBITDAX

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

	Six Months Ended June 30,		Twelve Months Ended December 31,	
	2014	2013	2013	2012
	(in thousands)		(in thousands)	
Net loss	$ (6,119)	$ (32,424)	$ (57,711)	$ (39,089)
Interest expense	7,350	8,578	16,158	16,115
Loss on extinguishment of debt	1,245	3,786	7,222	7,318
Income tax expense (benefit)	4,075	(47)	(5,775)	(15,614)
Depreciation, depletion and amortization expense	12,115	14,859	27,214	45,873
Geological, geophysical and engineering expense	2,091	1,104	2,184	43,787
Other operating expense	-	-	4,430	2,266
Other (income) expense	(304)	931	3,934	53
(Gain) loss on derivatives	239	(729)	(242)	2,610
Gain on divestiture	-	-	-	(26,864)
EBITDAX (a)	$ 20,692	$ (3,942)	$ (2,586)	$ 36,455

(a) Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of PV-10

The following table is a reconciliation of PV-10 to the Company's standardized measure of discounted future net cash flows, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

	December 31, 2013
	(in thousands)
Estimated pre-tax future net cash flows	$ 1,249,114
10% annual discount for estimated timing of cash flows	(457,491)
Discounted pre-tax future net cash flows (PV-10) (1)	791,623
Estimated future income taxes discounted at 10% for estimated timing of cash flows	(113,573)
Standardized measure of discounted future net cash flows relating to proved natural gas, natural gas liquids and crude oil reserves	**$ 678,050**

(1) The present value of future net pre-tax cash flows attributable to estimated net proved reserves, discounted at 10% per annum ("PV-10"), is a computation of the standardized measure of discounted future net cash flows on a pre-tax basis. PV-10 is considered a non-GAAP financial measure under the SEC's regulations. The standardized measure is computed on the same basis as PV-10 but includes a provision for the estimate of future incomes taxes, related to the pre-tax cash flows, discounted at 10%. The Company believes investors, creditors and others in our industry may utilize our PV-10 as a basis for comparison of the relative size and value of the Company's reserves to other companies without regard to the specific tax characteristics of such entities. PV-10, however, is not a substitute for the standardized measure. Neither the PV-10 measure nor the standardized measure are intended to represent the fair value of the Company's oil and natural gas properties.